EXHIBIT 10.36

VORNADO REALTY TRUST 2010 OMNIBUS SHARE PLAN
FORM OF PERFORMANCE CONDITIONED AO LTIP UNIT AWARD AGREEMENT

PERFORMANCE CONDITIONED AO LTIP UNIT AWARD AGREEMENT made as of date set forth on Schedule A hereto between Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), its subsidiary Vornado Realty L.P., a Delaware limited partnership and the entity through which the Company conducts substantially all of its operations (the “Partnership”), and the employee of the Company or one of its affiliates listed on Schedule A (the “Employee”).

RECITALS

A.  In accordance with the Vornado Realty Trust 2010 Omnibus Share Plan, as it may be amended from time to time (the “Share Plan”), the Company desires in connection with the employment of the Employee, to provide the Employee with an opportunity to acquire Class A Units (as defined in the agreement of limited partnership of the Partnership, as amended (the “Partnership Agreement”)) (“Class A Units”) upon conversion of AO LTIP Units (as defined in the Partnership Agreement) having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein, in the Share Plan and in the Partnership Agreement, and thereby provide additional incentive for the Employee to promote the progress and success of the business of the Company, the Partnership and its subsidiaries (the “Award”). The Award was approved by the Compensation Committee (the “Committee”) of the Board of Trustees of the Company (the “Board”) pursuant to authority delegated to it by the Board, including authority to make grants of equity interests in the Partnership which may, under certain circumstances, be redeemed through the delivery of common shares of beneficial interest, par value $0.04 per share, of the Company (the “Common Shares”) reserved for issuance under the Share Plan.

B.  Schedule A hereto sets forth certain significant details of the AO LTIP Unit grant herein, including regarding the right to convert AO LTIP Units into Class A Units, and is incorporated herein by reference.  Capitalized terms used herein and not otherwise defined have the meanings provided on Schedule A or, if such terms are not defined on Schedule A, the meanings provided in the Share Plan.

NOW, THEREFORE, the Company, the Partnership and the Employee hereby agree as follows:

AGREEMENT

1.  GRANT OF AO LTIP UNITS:  On the terms and conditions set forth below, as well as the terms and conditions of the Share Plan and subject to adjustment as provided in Section 7 hereof, the Company hereby grants to the Employee an aggregate of such number of AO LTIP Units as is set forth on Schedule A having an AO LTIP Unit Participation Threshold as is set forth on Schedule A (the “Award AO LTIP Units”).

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2.  TERMS AND CONDITIONS OF AWARD:

(I)    The term of the Award shall be the time period indicated on Schedule A from the Grant Date set forth on Schedule A until the Final Conversion Date set forth on Schedule A, subject to earlier termination or cancellation as provided in this Agreement.

(II)    Except as otherwise permitted under Section 6 hereof, the Award AO LTIP Units shall not be convertible into Class A Units unless (i) they are Vested AO LTIP Units and (ii) the Employee shall, at the time of conversion, be an employee of the Company or its affiliates.

(III)    Conversion of Award AO LTIP Units into Class A Units is subject to satisfaction of a performance condition that the Common Share Price equal or exceed 110% of the AO LTIP Unit Participation Threshold (as defined in Schedule A) during each of at least 20 consecutive trading days during the period commencing on the Grant Date (as set forth in Schedule A) and ending on the End Date (as set forth in Schedule A) (the “Performance Condition”). Unless and until the Performance Condition has been satisfied, the Employee (or his or her successors, heirs, assigns, or personal representatives, as applicable) will not have the right to convert his or her Award AO LTIP Units into Class A Units. If the Performance Condition has not been satisfied, on the End Date, on such date all Award AO LTIP Units, whether vested or unvested, shall, without payment of any consideration by the Partnership, automatically and without notice be forfeited and be and become null and void, and neither the Employee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such vested or unvested Award AO LTIP Units.

For purposes of this Section 2(III), the following terms shall have the following meanings:

“Common Share Price” means, as of a particular date, the Fair Market Value of one Common Share.

“Fair Market Value” means, as of any given date, the fair market value of a security determined by the Committee using any reasonable method and in good faith (such determination will be made in a manner that satisfies Section 409A of the Code and in good-faith as required by Section 422(c)(1) of the Code); provided that with respect to a Common Share “Fair Market Value” means the value of such Common Share determined as follows: (A) if on the determination date the Common Shares are listed on the New York Stock Exchange, The NASDAQ Stock Market, Inc. or another national securities exchange or is publicly traded on an established securities market, the Fair Market Value of a Common Share shall be the closing price of the Common Shares on such exchange or in such market (if there is more than one such exchange or market, the Committee shall determine the appropriate exchange or market) on the determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Common Shares is reported for such trading day, on the next preceding day on which any sale shall have been reported; or (B) if the Common Shares are not listed on such an exchange, quoted on such system or traded on such a market, the Fair Market Value of a Common Share shall be the value of a Common Shares as determined by the Committee in good faith in a manner consistent with Code Section 409A.

3.  RESTRICTIONS ON TRANSFER:  Except as otherwise permitted by the Committee, none of the Award AO LTIP Units granted hereunder nor any of the Class A Units into which such Award AO LTIP Units may be converted (the “Award Class A Units”) shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of, encumbered, whether voluntarily or by operation of law (each such action a “Transfer”), and the Redemption Right (as defined in the Partnership Agreement) may not be exercised with respect to the Award Class A Units, provided that, at any time after the date that is at least two (2) years after the Grant Date, (i) Award AO LTIP Units may be Transferred to the Employee’s Family Members by gift or pursuant to domestic relations order in settlement of marital property rights; (ii) Award AO LTIP Units may be Transferred to an entity in which fifty percent (50%) of the voting interests are owned by Family Members (or the Employee) in exchange for an interest in such entity; and (iii) the Redemption Right may be exercised with respect to Award Class A Units issued upon conversion of Award AO LTIP Units in accordance with this Agreement and such Award Class A Units may be Transferred to the Partnership or the Company in connection with the exercise of the Redemption Right, in each case in accordance with and to the extent otherwise permitted by the terms of the Partnership Agreement. Additionally, the transferee must agree in writing with the Company and the Partnership to be bound by all the terms and conditions of this Agreement and the Partnership Agreement and that subsequent transfers shall be prohibited except those in accordance with this Section 3 and all Transfers of Award AO LTIP Units must be in compliance with all applicable securities laws (including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”)) and the applicable terms and conditions of the Partnership Agreement. In connection with any Transfer of Award AO LTIP Units, the Partnership may require the Employee to provide an opinion of counsel, satisfactory to the Partnership, that such Transfer is in compliance with all federal and state securities laws (including, without limitation, the Securities Act). Any attempted Transfer of Award AO LTIP Units not in accordance with the terms and conditions of this Section 3 shall be null and void, and the Partnership shall not reflect on its records any change in record ownership of any Award AO LTIP Units as a result of any such Transfer, shall otherwise refuse to recognize any such Transfer and shall not in any way give effect to any such Transfer of any Award AO LTIP Units. Except as provided expressly in this Section 3, this Agreement is personal to the Employee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.
For purposes of this Section 3, “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Employee) control the management of assets, and any other entity in which one or more of these persons (or the Employee) own more than fifty percent (50%) of the voting interests.

4.  CONVERSION:  Subject to the satisfaction of the Performance Condition, from and after the date on which an Award AO LTIP Unit vests, as set forth on Schedule A, it shall be convertible into Class A Units in accordance with the terms of the Partnership Agreement. The “Mandatory Conversion Date” for the Award AO LTIP Units will be the earlier of: (i) the Termination Conversion Date (as set forth on Schedule A) and (ii) the Final Conversion Date (as set forth on Schedule A). As set forth in the Partnership Agreement, any Award AO LTIP Units that are “Vested AO LTIP Units” and have not been converted prior to the Mandatory Conversion Date will automatically be converted on such date so long as the Performance Condition has been satisfied. In addition, as set forth in the Partnership Agreement, the Company, as the general partner of the Partnership, may elect to convert the Award AO LTIP Units as provided in the Partnership Agreement.

Notwithstanding the foregoing or anything to the contrary set forth herein, upon (a) the occurrence of a Change in Control (as defined below) and (b) the termination of employment of the Employee with the Company or its affiliates within 24 months after such Change in Control either (i) by the Company (or its successor) without Cause (as defined below) or (ii) by the Employee for Good Reason (as defined below), then all unvested Award AO LTIP Units shall become Vested AO LTIP Units and be subject to conversion into Class A Units, subject to the satisfaction of the Performance Condition, as provided in the Partnership Agreement at the times and in the manner set forth herein and in the Partnership Agreement.  For purposes of this Agreement, a “Change in Control” of the Company means the occurrence of one of the following events:

(i) individuals who, on the date hereof, constitute the Board (the “Incumbent Trustees”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a trustee subsequent to the date hereof whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Trustees then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for trustee, without objection to such nomination) shall be an Incumbent Trustee; provided, however, that no individual initially elected or nominated as a trustee of the Company as a result of an actual or threatened election contest with respect to trustees or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Trustee; or

(ii) any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes, after the date hereof, a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that an event described in this paragraph

(ii) shall not be deemed to be a Change in Control if any of following becomes such a beneficial owner:  (A) the Company or any majority-owned subsidiary of the Company (provided that this exclusion applies solely to the ownership levels of the Company or the majority-owned subsidiary), (B) any tax-qualified, broad-based employee benefit plan sponsored or maintained by the Company or any such majority-owned subsidiary, (C) any underwriter temporarily holding securities pursuant to an offering of such securities, (D) any person pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)), (E) (a) any of the partners (as of the date hereof) in Interstate Properties (“Interstate”) including immediate family members and family trusts or family-only partnerships and any charitable foundations of such partners (the “Interstate Partners”), (b) any entities the majority of the voting interests of which are beneficially owned by the Interstate Partners, or (c) any “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) including the Interstate Partners (the persons in (a), (b) and (c) shall be individually and collectively referred to herein as, “Interstate Holders”); or

(iii) the consummation of a merger, consolidation, share exchange or similar form of transaction involving the Company or any of its subsidiaries, or the sale of all or substantially all of the Company’s assets (a “Business Transaction”), unless immediately following such Business Transaction (a) more than 50% of the total voting power of the entity resulting from such Business Transaction or the entity acquiring the Company’s assets in such Business Transaction (the “Surviving Corporation”) is beneficially owned, directly or indirectly, by the Interstate Holders or the Company’s shareholders immediately prior to any such Business Transaction, and (b) no person (other than the persons set forth in clauses (A), (B), (C), or (E) of paragraph (ii) above or any tax-qualified, broad-based employee benefit plan of the Surviving Corporation or its affiliates) beneficially owns, directly or indirectly, 30% or more of the total voting power of the Surviving Corporation (a “Non-Qualifying Transaction”); or

(iv) Board approval of a liquidation or dissolution of the Company, unless the voting common equity interests of an ongoing entity (other than a liquidating trust) are beneficially owned, directly or indirectly, by the Company’s shareholders in substantially the same proportions as such shareholders owned the Company Voting Securities immediately prior to such liquidation and such ongoing entity assumes all existing obligations of the Company to Employee under this Agreement.

For the purposes of this Section 4 and Section 6, “Cause” will mean (A) if the Employee is a party to any employment, consulting or similar service agreement (including without limitation a separation, severance or similar agreement if any) between the Employee on the one hand and the Company or one of its affiliates on the other hand (a “Service Agreement”) immediately prior to the termination of the Employee’s employment with the Company or one of its affiliates and “Cause” or a substantially equivalent term is defined therein, then “Cause” shall have the meaning set forth in such Service Agreement for such term (or its substantial equivalent); or (B) if the Employee is not party to a Service Agreement immediately prior to such termination or the Employee’s Service Agreement does not define “Cause” or a substantially equivalent term, then “Cause” shall mean: with respect to the Employee, the Employee’s:  (i) conviction of, or plea of guilty or nolo contendre to, a felony pertaining or otherwise relating to his or her employment with the Company or an affiliate; or (ii) willful misconduct that is materially economically injurious to the Company or any of its affiliates, in each case as determined in the Company’s sole discretion.

For the purposes of this Section 4, “Good Reason” will mean (A) if the Employee is a party to a Service Agreement immediately prior to the termination of the Employee’s employment with the Company or one of its affiliates, and “Good Reason” or a substantially equivalent term is defined therein, then “Good Reason” shall have the meaning set forth in such Service Agreement for such term (or its substantial equivalent), or (B) if the Employee is not party to a Service Agreement immediately prior to such termination or the Employee’s Service Agreement does not define “good reason” or a substantially equivalent term, then “good reason” shall mean: (i) the assignment to the Employee of duties materially and adversely inconsistent with the Employee’s status as of the Grant Date or a material and adverse alteration in the nature of the Employee’s duties, responsibilities or authority; (ii) a reduction in the Employee’s base salary; or (iii) a relocation of the Employee’s own office location to a location more than thirty (30) miles from its location as of the Grant Date.

5.  DISTRIBUTIONS:  The holder of the Award AO LTIP Units shall be entitled to receive distributions with respect to such Award AO LTIP Units to the extent provided for in the Partnership Agreement. The Distribution Measurement Date (as defined in the Partnership Agreement) with respect to the Award AO LTIP Units shall be the Grant Date. The AO LTIP Unit Sharing Percentage (as defined in the Partnership Agreement) with respect to the Award AO LTIP Units shall be 10%.

6.  TERMINATION OF EMPLOYMENT:  Any Award AO LTIP Units held by the Employee upon termination of employment shall be treated as follows:

(I)  If the Employee’s termination of employment is (i) due to death, Disability (as defined below) or Retirement (as defined below), (ii) a qualifying termination in connection with a Change in Control pursuant to Section 4, or (iii) termination by the Company without Cause, all unvested Award AO LTIP Units shall become Vested AO LTIP Units and, subject to satisfaction of the Performance Condition, be entitled to conversion into Class A Units as provided in the Partnership Agreement until the Final Conversion Date by the Employee or his or her permitted transferee (or in the event of death his or her designated beneficiary, or, if none, the person(s) to whom such Employee’s rights under the Award are transferred by will or the laws of descent and distribution);

(II)  If the Employee’s termination of employment is (i) termination by the Company for Cause or (ii) due to resignation by the Employee for any reason other than as provided in Section 6(I) above, all unvested Award AO LTIP Units shall terminate on the date of termination and all Vested AO LTIP Units as of the date of termination, to the extent convertible under the terms of the Partnership Agreement as of the date of termination (including satisfaction of the Performance Condition on or prior to such date) shall be entitled to conversion into Class A Units as provided in the Partnership Agreement until the Mandatory Conversion Date;

(III) Notwithstanding the foregoing, in the event that the Employee is a party to a Service Agreement (to the extent in effect as of the date of termination) that would provide for stock options or AO LTIPs awarded by the Company to the Employee to vest and/or remain exercisable or convertible through a date after the date on which the Employee ceases to be an employee of the Company or any of its subsidiaries that is later than the Termination Conversion Date provided on Schedule A, then the Termination Conversion Date shall be such later date (but in no event after the Final Conversion Date). An Employee’s status as an employee shall not be considered terminated in the case of a leave of absence agreed to in writing by the Company (including, but not limited to, military and sick leave); provided, that, such leave is for a period of not more than one year or re-employment upon expiration of such leave is guaranteed by contract or statute.

For purposes of this Section 6, “Disability” will mean: (A) if the Employee is a party to a Service Agreement immediately prior to the applicable event, and “Disability” is defined therein, then “Disability” shall have the meaning set forth in such definition; or (B) if the Employee is not party to a Service Agreement immediately prior to such event or the Employee’s Service Agreement does not define “Disability” or a substantially equivalent term, then “Disability” shall mean a disability which renders the Employee incapable of performing all of his or her material duties for a period of at least 180 consecutive or non-consecutive days during any consecutive twelve-month period.
For purposes of this Section 6, “Retirement” will mean: (A) if the Employee is a party to a Service Agreement immediately prior to such event, and “Retirement” is defined therein, then “Retirement” shall have the meaning set forth in such Service Agreement, or (B) if the Employee is not party to a Service Agreement immediately prior to such event and/or the Employee’s Service Agreement does not define “Retirement” or a substantially equivalent term, then “Retirement” shall mean the Employee’s termination of his or her employment with the Company and its affiliates after attainment of age 65 or attainment of age 60 and completion of twenty (20) years of employment with the Company and/or an affiliate.
7.  CHANGES IN CAPITAL STRUCTURE:  If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or shares of the Company, spin-off of a subsidiary, business unit or significant portion of its assets or other transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization, significant repurchases of stock, or other similar change in the capital stock of the Company or any other event that constitutes a change in stock under the terms of the Share Plan shall occur, (iii) any extraordinary dividend or other distribution to holders of Common Shares or Class A Units shall be declared and paid other than in the ordinary course, or (iv) any other event shall occur that in each case in the good faith judgment of the Committee necessitates action by way of appropriate equitable or proportionate adjustment in the terms of this Award, this Agreement or the Award AO LTIP Units to avoid distortion in the value of this Award, then the Committee shall take such action as it deems necessary to maintain the Employee’s rights hereunder so that they are substantially proportionate to the rights existing under this Award and the terms of the Award AO LTIP Units prior to such event, including, without limitation: (A) interpretations of or modifications to any defined term in this Agreement; (B) adjustments in any calculations provided for in this Agreement, and (C) substitution of other awards under the Share Plan or otherwise.

8.  MISCELLANEOUS:
(a)Amendment. This Agreement may be amended or modified only with the consent of the Company and the Partnership acting through the Committee; provided that any such amendment or modification materially and adversely affecting the rights of the Employee hereunder must be consented to by the Employee to be effective as against the Employee. Notwithstanding the foregoing, this Agreement may be amended in writing signed only by the Company and the Partnership to correct any errors or ambiguities in this Agreement and/or to make such changes that do not materially adversely affect the Employee’s rights hereunder. This grant shall in no way affect the Employee’s participation or benefits under any other plan or benefit program maintained or provided by the Company or the Partnership.
(b)    Incorporation of Share Plan; Committee Determinations. The provisions of the Share Plan are hereby incorporated by reference as if set forth herein. In the event of a conflict between this Agreement and the Share Plan, the Share Plan shall govern. The Committee will make the determinations and certifications required by this Award as promptly as reasonably practicable following the occurrence of the event or events necessitating such determinations or certifications.
(c)    Payments by Award Recipients; Status as Partner. No amount shall be payable to the Company or the Partnership by the Employee at any time in respect of this Agreement. The Employee shall have no rights with respect to this Agreement (and the Award evidenced hereby) unless he or she shall have accepted this Agreement by (i) signing and delivering to the Partnership a copy of this Agreement and (ii) unless the Employee is already a Partner (as defined in the Partnership Agreement), signing, as a Limited Partner, and delivering to the Partnership a counterpart signature page to the Partnership Agreement (attached hereto as Exhibit A). Upon acceptance of this Agreement by the Employee, Exhibit A of the Partnership Agreement shall be updated to reflect the issuance to the Employee of the AO LTIP Units so accepted. Thereupon, the Employee shall have all the rights of a Limited Partner of the Partnership with respect to the number of AO LTIP Units specified on Schedule A hereto, as set forth in the Partnership Agreement, subject, however, to the restrictions and conditions specified herein. Award AO LTIP Units constitute and shall be treated for all purposes as the property of the Employee, subject to the terms of this Agreement and the Partnership Agreement.
(d)    Status of Award AO LTIP Units under the Share Plan. This Award constitutes an award of OP Units by the Company under the Share Plan. The Award AO LTIP Units are interests in the Partnership. The number of Common Shares reserved for issuance under the Share Plan underlying outstanding Award AO LTIP Units will be determined by the Committee in light of all applicable circumstances, including calculations made or to be made hereunder, vesting, capital account allocations and/or balances under the Partnership Agreement, the conversion ratio in effect between AO LTIP Units and Class A Units and the conversion factor in effect with respect to the redemption of Class A Units by delivery of Common Shares. Upon any permitted exercise by a holder of the redemption right with respect to Award Class A

Units, the Company will have the right at its option, as set forth in the Partnership Agreement, to issue Common Shares in exchange for Award Class A Units in accordance with the Partnership Agreement, subject to certain limitations set forth in the Partnership Agreement, and such Common Shares, if issued, will be issued under the Share Plan. The Employee must be eligible to receive the Award AO LTIP Units in compliance with applicable federal and state securities laws and to that effect is required to complete, execute and deliver certain covenants, representations and warranties (attached as Exhibit B). The Employee acknowledges that the Employee will have no right to approve or disapprove such determination by the Committee.
(e)    Legend. The records of the Partnership evidencing the Award AO LTIP Units shall bear an appropriate legend, as determined by the Partnership in its sole discretion, to the effect that such Award AO LTIP Units are subject to restrictions as set forth herein, in the Share Plan, and in the Partnership Agreement.
(f)    Compliance With Law. The Partnership and the Employee will make reasonable efforts to comply with all applicable securities laws. In addition, notwithstanding any provision of this Agreement to the contrary, no Award AO LTIP Units will become vested or be paid at a time that such vesting or payment would result in a violation of any such law.
(g)    Investment Representations; Registration. The Employee hereby makes the covenants, representations and warranties set forth on Exhibit B attached hereto. All of such covenants, warranties and representations shall survive the execution and delivery of this Agreement by the Employee. The Partnership will have no obligation to register under the Securities Act any Award AO LTIP Units or any Award Class A Units or any other securities issued pursuant to this Agreement or upon conversion or redemption of Award AO LTIP Units or Award Class A Units. The Employee agrees that any sale of Award Class A Units or of Common Shares received upon the redemption of Award Class A Units shall not occur during the “blackout periods” forbidding sales of Company securities, as set forth in the then applicable Company employee manual or insider trading policy. In addition, any such sale shall only be made in compliance with the registration requirements of the Securities Act or an applicable exemption therefrom, including, without limitation, the exemption provided by Rule 144 promulgated thereunder (or any successor rule).
(h)    Section 83(b) Election. In connection with the issuance of AO LTIP Units pursuant hereto the Employee hereby agrees to make an election to include in gross income in the year of transfer the applicable AO LTIP Units pursuant to Section 83(b) of the the Internal Revenue Code of 1986, as amended (the “Code”) substantially in the form attached hereto as Exhibit C and to supply the necessary information in accordance with the regulations promulgated thereunder. The Employee agrees to file the election (or to permit the Partnership to file such election on the Employee’s behalf) within thirty (30) days after the award of the AO LTIP Units hereunder.
(i)    Severability. If, for any reason, any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not so held invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law continue in full force and effect.
(j)    Governing Law. This Agreement is made under, and will be construed in accordance with, the laws of State of New York, without giving effect to the principles of conflict of laws of such State.
(k)    No Obligation to Continue Position as an Employee, Consultant or Advisor. Neither the Company nor any affiliate is obligated by or as a result of this Agreement to continue to have the Employee as an employee, consultant or advisor and this Agreement shall not interfere in any way with the right of the Company or any subsidiary to terminate the Employee’s employment with the Company and its subsidiaries at any time.
(l)    Notices. Any notice to be given to the Company shall be addressed to the Secretary of the Company at 888 Seventh Avenue, New York, New York 10019 and any notice to be given the Employee shall be addressed to the Employee at the Employee’s address as it appears on the employment records of the Company, or at such other address as the Company or the Employee may hereafter designate in writing to the other.
(m)    Withholding and Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Employee for income tax purposes or subject to the Federal Insurance Contributions Act withholding with respect to this Award, the Employee will pay to the Company or, if appropriate, any of its affiliates, or make arrangements satisfactory to the Committee regarding the payment of, any United States federal, state or local or foreign taxes of any kind required by law to be withheld with respect to such amount; provided, however, that if any Award AO LTIP Units or Class A Units into which Award AO LTIP Units have been converted are withheld (or returned), the number of Award AO LTIP Units or Award Class A Units so withheld (or returned) shall be limited to a number which has a fair market value on the date of withholding equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company and its affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Employee.
(n)    Headings. The headings of paragraphs hereof are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.
(o)    Counterparts. This Agreement may be executed in multiple counterparts with the same effect as if each of the signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.
(p)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and any successors to the Company and the Partnership, on the one hand, and any successors to the Employee, on the other hand, by will or the laws of descent and distribution, but this Agreement shall not otherwise be assignable or otherwise subject to hypothecation by the Employee.
(q)    Section 409A. This Agreement shall be construed, administered and interpreted in accordance with a good faith interpretation of Section 409A of the Code. Any provision of this Agreement that is inconsistent with Section 409A of the Code, or that may result in penalties under Section 409A of the Code, shall be amended, with the reasonable cooperation of the Employee, the Company and the Partnership, to the extent necessary to exempt it from, or bring it into compliance with Section 409A of the Code.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have caused this Award Agreement to be executed as of the [__] day of 20__.

VORNADO REALTY TRUST

By:

VORNADO REALTY L.P.

By: Vornado Realty Trust, its general partner

By:

EMPLOYEE

Name:

 SCHEDULE A TO AO LTIP UNIT AWARD AGREEMENT
 (Terms being defined are in quotation marks.)

Date of AO LTIP Unit Award Agreement:	_____________, 20__

Name of Employee:	____________________________

Number of AO LTIP Units:	_________________

“AO LTIP Unit Participation Threshold”:	$__.__

“Grant Date”:	___________, 20__

Distributions:
Upon conversion into Class A Units, special distribution per AO LTIP Unit that was converted equal to 10% of the per unit distributions received by holders of Class A Units during the period from the Grant Date to the date of conversion.

“End Date” “Final Conversion Date”: “Mandatory Conversion Date”: “Performance Condition”:	_____________, 20__ _____________, 20__ See Section 4 See Section 2(III)

Vesting:	Number of AO LTIP Units that vest on each of the following dates: [_________, 20__: __%] [_________, 20__: __%] [_________, 20__: __%] [_________, 20__: __%]

“Termination Conversion Date”:
The date following the applicable date of termination of employment that falls on the last day of the period set forth below:

Death (Section 6(I)(i)): Final Conversion Date

Disability (Section 6(I)(i)): Final Conversion Date

Retirement (Section 6(I)(i): Final Conversion Date

Qualifying Termination in connection with a Change of Control (Section 6(I)(ii)): Final Conversion Date

By the Company Without Cause (Section 6(I)(iii)): Final Conversion Date

By the Company for Cause (Section 6(II)(i)): 60 days

By the Employee Other Than as provided in Section 6(I): 60 days

Initials of Company representative:

Initials of Employee:

EXHIBIT A
FORM OF LIMITED PARTNER SIGNATURE PAGE
The Employee, desiring to become one of the within named Limited Partners of Vornado Realty L.P., hereby accepts all of the terms and conditions of (including, without limitation, the Section 15.11 “Power of Attorney” thereof), and becomes a party to, the Second Amended and Restated Agreement of Limited Partnership, dated as of October 20, 1997, of Vornado Realty L.P., as amended (the “Partnership Agreement”). The Employee agrees that this signature page may be attached to any counterpart of the Partnership Agreement and further agrees as follows (where the term “Limited Partner” refers to the Employee):
1.The Limited Partner hereby confirms that it has reviewed the terms of the Partnership Agreement and affirms and agrees that it is bound by each of the terms and conditions of the Partnership Agreement, including, without limitation, the provisions thereof relating to limitations and restrictions on the transfer of Partnership Units (as defined in the Partnership Agreement).
2.    The Limited Partner hereby confirms that it is acquiring the Partnership Units for its own account as principal, for investment and not with a view to resale or distribution, and that the Partnership Units may not be transferred or otherwise disposed of by the Limited Partner otherwise than in a transaction pursuant to a registration statement filed by the Partnership (which it has no obligation to file) or that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state and foreign securities laws, and the General Partner (as defined in the Partnership Agreement) may refuse to transfer any Partnership Units as to which evidence of such registration or exemption from registration satisfactory to the General Partner is not provided to it, which evidence may include the requirement of a legal opinion regarding the exemption from such registration. If the General Partner delivers to the Limited Partner Common Shares of Beneficial Interest of the General Partner (“Common Shares”) upon redemption of any Partnership Units, the Common Shares will be acquired for the Limited Partner’s own account as principal, for investment and not with a view to resale or distribution, and the Common Shares may not be transferred or otherwise disposed of by the Limited Partner otherwise than in a transaction pursuant to a registration statement filed by the General Partner with respect to such Common Shares (which it has no obligation under the Partnership Agreement to file) or that is exempt from the registration requirements of the Securities Act and all applicable state and foreign securities laws, and the General Partner may refuse to transfer any Common Shares as to which evidence of such registration or exemption from such registration satisfactory to the General Partner is not provided to it, which evidence may include the requirement of a legal opinion regarding the exemption from such registration.
3.    The Limited Partner hereby affirms that it has appointed the General Partner, any Liquidator (as defined in the Partnership Agreement) and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, in accordance with Section 15.11 of the Partnership Agreement, which section is hereby incorporated by reference. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and not be affected by the death, incompetency, dissolution, disability, incapacity, bankruptcy or termination of the Limited Partner and shall extend to the Limited Partner’s heirs, executors, administrators, legal representatives, successors and assigns.
4.    The Limited Partner hereby confirms that, notwithstanding any provisions of the Partnership Agreement to the contrary, the Award LTIP Units shall not be redeemable by the Limited Partner pursuant to Section 8.6 of the Partnership Agreement.
5.    (a)    The Limited Partner hereby irrevocably consents in advance to any amendment to the Partnership Agreement, as may be recommended by the General Partner, intended to avoid the Partnership being treated as a publicly-traded partnership within the meaning of Section 7704 of the Internal Revenue Code, including, without limitation, (x) any amendment to the provisions of Section 8.6 of the Partnership Agreement intended to increase the waiting period between the delivery of a Notice of Redemption (as defined in the Partnership Agreement) and the Specified Redemption Date (as defined in the Partnership Agreement) and/or the Valuation Date (as defined in the Partnership Agreement) to up to sixty (60) days or (y) any other amendment to the Partnership Agreement intended to make the redemption and transfer provisions, with respect to certain redemptions and transfers, more similar to the provisions described in Treasury Regulations Section 1.7704-1(f).
(b)    The Limited Partner hereby appoints the General Partner, any Liquidator and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, to execute and deliver any amendment referred to in the foregoing paragraph 5(a) on the Limited Partner’s behalf. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and not be affected by the death, incompetency, dissolution, disability, incapacity, bankruptcy or termination of the Limited Partner and shall extend to the Limited Partner’s heirs, executors, administrators, legal representatives, successors and assigns.
6.    The Limited Partner agrees that it will not transfer any interest in the Partnership Units (x) through (i) a national, non-U.S., regional, local or other securities exchange, or (ii) an over-the-counter market (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (y) to or through (a) a person, such as a broker or dealer, that makes a market in, or regularly quotes prices for, interests in the Partnership or (b) a person that regularly makes available to the public (including customers or subscribers) bid or offer quotes with respect to any interests in the Partnership and stands ready to effect transactions at the quoted prices for itself or on behalf of others.
7.    The Limited Partner acknowledges that the General Partner shall be a third party beneficiary of the representations, covenants and agreements set forth in Sections 4 and 6 hereof. The Limited Partner agrees that it will transfer, whether by assignment or otherwise, Partnership Units only to the General Partner or to transferees that provide the Partnership and the General Partner with the representations and covenants set forth in Sections 4 and 6 hereof.

8.    This Acceptance shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.
Signature Line for Limited Partner:

Name: ______________________

Date: __________ __, 20__

Address of Limited Partner:

______________________

______________________

EXHIBIT B
EMPLOYEE’S COVENANTS, REPRESENTATIONS AND WARRANTIES
The Employee hereby represents, warrants and covenants as follows:
(a)    The Employee has received and had an opportunity to review the following documents (the “Background Documents”):
(i)    The Company’s latest Annual Report to Stockholders;
(ii)    The Company’s Proxy Statement for its most recent Annual Meeting of Stockholders;
(iii)    The Company’s Report on Form 10-K for the fiscal year most recently ended;
(iv)    The Company’s Form 10-Q, if any, for the most recently ended quarter if one has been filed by the Company with the Securities and Exchange Commission since the filing of the Form 10-K described in clause (iii) above;
(v)    Each of the Company’s Current Report(s) on Form 8-K, if any, filed since the end of the fiscal year most recently ended for which a Form 10-K has been filed by the Company;
(vi)    The Partnership Agreement;
(vii)    The Share Plan; and
(viii)    The Company’s Declaration of Trust, as amended.
The Employee also acknowledges that any delivery of the Background Documents and other information relating to the Company and the Partnership prior to the determination by the Partnership of the suitability of the Employee as a holder of AO LTIP Units shall not constitute an offer of AO LTIP Units until such determination of suitability shall be made.
(b)    The Employee hereby represents and warrants that
(i)    The Employee either (A) is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), or (B) by reason of the business and financial experience of the Employee, together with the business and financial experience of those persons, if any, retained by the Employee to represent or advise him with respect to the grant to him of AO LTIP Units, the potential conversion of AO LTIP Units into Class A Units of the Partnership (“Common Units”) and the potential redemption of such Common Units for the Company’s Common Shares (“REIT Shares”), has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the Employee (I) is capable of evaluating the merits and risks of an investment in the Partnership and potential investment in the Company and of making an informed investment decision, (II) is capable of protecting his own interest or has engaged representatives or advisors to assist him in protecting his interests, and (III) is capable of bearing the economic risk of such investment.
(ii)    The Employee, after due inquiry, hereby certifies that for purposes of Rule 506(d) and Rule 506(e) of the Securities Act, he is not subject to any felony or misdemeanor conviction related to any securities matter; any federal or state order, judgment, decree or injunction related to any securities, insurance, banking or U.S. Postal Service matter; any SEC disciplinary or cease and desist order; or any suspension, expulsion or bar related to a registered national securities exchange, national or affiliated securities association or member thereof, whether it occurred or was issued before, on or after September 23, 2013, and agrees that he will notify the Company immediately upon becoming aware that the foregoing is not, or is no longer, complete and accurate in every material respect, including as a result of events occurring after the date hereof.
(iii)    The Employee understands that (A) the Employee is responsible for consulting his own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the Employee is or by reason of the award of AO LTIP Units may become subject, to his particular situation; (B) the Employee has not received or relied upon business or tax advice from the Company, the Partnership or any of their respective employees, agents, consultants or advisors, in their capacity as such; (C) the Employee provides or will provide services to the Partnership on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of the Partnership, as the Employee believes to be necessary and appropriate to make an informed decision to accept this Award of AO LTIP Units; and (D) an investment in the Partnership and/or the Company involves substantial risks. The Employee has been given the opportunity to make a thorough investigation of matters relevant to the AO LTIP Units and has been furnished with, and has reviewed and understands, materials relating to the Partnership and the Company and their respective activities (including, but not limited to, the Background Documents). The Employee has been afforded the opportunity to obtain any additional information (including any exhibits to the Background Documents) deemed necessary by the Employee to verify the accuracy of information conveyed to the Employee. The Employee confirms that all documents, records, and books pertaining to his receipt of AO LTIP Units which were requested by the Employee have been made available or delivered to the Employee. The Employee has had an opportunity to ask questions of and receive answers from the Partnership and the Company, or from a person or persons acting on their behalf, concerning the terms and conditions of the AO LTIP Units. The Employee has relied upon, and is making its decision solely upon, the Background Documents and other written information provided to the Employee by the Partnership or the Company.
(iv)    The AO LTIP Units to be issued, the Common Units issuable upon conversion of the AO LTIP Units and any REIT Shares issued in connection with the redemption of any such Common Units will be acquired for the account of the Employee for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Employee’s right (subject to the terms of the AO LTIP Units, the Share Plan and this

Agreement) at all times to sell or otherwise dispose of all or any part of his AO LTIP Units, Common Units or REIT Shares in compliance with the Securities Act, and applicable state securities laws, and subject, nevertheless, to the disposition of his assets being at all times within his control.
(v)    The Employee acknowledges that (A) neither the AO LTIP Units to be issued, nor the Common Units issuable upon conversion of the AO LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such AO LTIP Units or Common Units are represented by certificates, such certificates will bear a legend to such effect, (B) the reliance by the Partnership and the Company on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Employee contained herein, (C) such AO LTIP Units or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public market for such AO LTIP Units and Common Units and (E) neither the Partnership nor the Company has any obligation or intention to register such AO LTIP Units or the Common Units issuable upon conversion of the AO LTIP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except, that, upon the redemption of the Common Units for REIT Shares, the Company may issue such REIT Shares under the Share Plan and pursuant to a Registration Statement on Form S-8 under the Securities Act, to the extent that (I) the Employee is eligible to receive such REIT Shares under the Share Plan at the time of such issuance, (II) the Company has filed a Form S-8 Registration Statement with the Securities and Exchange Commission registering the issuance of such REIT Shares and (III) such Form S-8 is effective at the time of the issuance of such REIT Shares. The Employee hereby acknowledges that because of the restrictions on transfer or assignment of such AO LTIP Units acquired hereby and the Common Units issuable upon conversion of the AO LTIP Units which are set forth in the Partnership Agreement or this Agreement, the Employee may have to bear the economic risk of his ownership of the AO LTIP Units acquired hereby and the Common Units issuable upon conversion of the AO LTIP Units for an indefinite period of time.
(vi)    The Employee has determined that the AO LTIP Units are a suitable investment for the Employee.
(vii)    No representations or warranties have been made to the Employee by the Partnership or the Company, or any officer, trustee, shareholder, agent, or affiliate of any of them, and the Employee has received no information relating to an investment in the Partnership or the AO LTIP Units except the information specified in paragraph (b) above.
(c)    So long as the Employee holds any AO LTIP Units, the Employee shall disclose to the Partnership in writing such information as may be reasonably requested with respect to ownership of AO LTIP Units as the Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Code, applicable to the Partnership or to comply with requirements of any other appropriate taxing authority.

(d)    The address set forth on the signature page of this Agreement is the address of the Employee’s principal residence, and the Employee has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.

EXHIBIT C
Section 83(b) Election
The undersigned hereby elects pursuant to §83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the units described below over the amount paid for those shares.

1.	The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

Taxpayer’s Name: ___________________________________
Taxpayer’s Social Security Number: ___________________________________
Address: ___________________________________
Taxable Year: Calendar Year 20___

2.	The property which is the subject of this election is _____________ AO LTIP Units in Vornado Realty L.P.

3.	The property was transferred to the undersigned on _______________ ___, 20___.

4.	The property is subject to the following restrictions:

The AO LTIP Units will be subject to restrictions on transfer and risk of forfeiture upon termination of service relationship and in certain other events.

5.	The fair market value of the property at time of transfer (determined without regard to any restrictions other than nonlapse restrictions as defined in §1.83-3(h) of the Income Tax Regulations) is $0.

6.	For the property transferred, the undersigned paid $0.

7.	The amount to include in gross income is $0.

The undersigned taxpayer will file this election with the Internal Revenue Service Office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election will also be furnished to the

_________________
1        The 83(b) Election must be filed no later than 30 days after the date on which the property is transferred. The IRS has indicated that the election form should be sent to the IRS address listed for the taxpayer’s state under “Are you not including a check or money order . . .” given in Where Do You File in the Instructions for Form 1040 and the Instructions for Form 1040A (this information can also be found by clicking on your state at: http://www.irs.gov/file/content/0,,id=105690,00.html).

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person for whom the services were performed. The undersigned is the person performing services in connection with which the property was transferred.

Dated: __________________, 20__     ______________________________
Taxpayer

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Schedule to Section 83(b) Election – Vesting Provisions of AO LTIP Units
AO LTIP Units are subject to time-based vesting with 25% vesting on each of the first four anniversaries following the award, provided that the Taxpayer remains an employee of Vornado Realty Trust or its subsidiaries through such dates, subject to acceleration in the event of certain extraordinary transactions. AO LTIP Units are subject to forfeiture in the event of failure to satisfy a performance-based condition (trading at or above 110% of the AO LTIP Unit Participation Threshold for any 20 consecutive trading days on or before the fourth anniversary following the award).